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WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2

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COLLECTIONS:                                                                                For the Twelve Months ended:
                                                                                            November 30,1996
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

Principal Collections: Total Pool                                                           $3,482,873,920.75

Interest Collections
         Regular Pool                                                                          $39,354,408.16
         Concentration Pool                                                                     $3,326,528.01
              ==============================                                                ===============
              Interest Collections: Total Pool                                                 $42,680,936.17

Investment Proceeds
         Regular Pool                                                                           $2,856,369.09
         Concentration Pool                                                                       $796,840.30
              ==============================                                                ===============
               Total Investment Proceeds:  Total Pool                                           $3,653,209.39

Series 1996-1: Yield Supplement Deposit Amount                                                          $0.00
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ALLOCATION PERCENTAGES*  (Note: Calculated first day of following                           Calculated as of
              month using recalculated prior month ending balances.)                        October 31, 1996
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Series Allocation Percentages
         Regular Pool
              Series 1994-1                                                                             65.55%
              Series 1996-1                                                                              0.00%
              Series 1996-2                                                                             34.45%
         Concentration Pool
              Series 1995-1                                                                            100.00%

Floating Allocation Percentages
         Regular Pool
              Series 1994-1                                                                             60.58%
              Series 1996-1                                                                              0.00%
              Series 1996-2                                                                             32.34%
         Concentration Pool
              Series 1995-1                                                                             88.75%

Principal Allocation Percentages
         Regular Pool
              Series 1994-1                                                                             na
              Series 1996-1                                                                             na
              Series 1996-2                                                                             na
         Concentration Pool
              Series 1995-1                                                                             na

Excess Transferor Percentage
         Regular Pool                                                                                    2.00%
         Concentration Pool                                                                              2.00%
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PRINCIPAL AND FUNDED AMOUNTS:                                                               As of last day of:
                                                                                            November , 1996
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Series 1994-1 Initial Principal Amount: Class A                                               $317,000,000.00
Series 1994-1 Initial Principal Amount: Class B                                                $16,000,000.00
Series 1994-1 Excess Funding Account Balance Available to Investors                            $26,924,136.43
Series 1994-1 Principal Distributed to Investors                                                        $0.00
Series 1994-1 Principal Funding Account Balance                                                         $0.00
Series 1994-1 unreimbursed Investor Charge Offs                                                         $0.00
Series 1994-1 Invested Amount                                                                 $306,075,863.57
Series 1994-1 outstanding Principal Balance                                                   $333,000,000.00

Series 1995-1 Initial Principal Amount                                                         $50,000,000.00
Series 1995-1 Excess Funding Account Balance Available to Investors                            $20,829,084.56
Series 1995-1 Principal Distributed to Investors                                                        $0.00
Series 1995-1 Principal Funding Account Balance                                                         $0.00
Series 1995-1 unreimbursed Investor Charge Offs                                                         $0.00
Series 1995-1 Invested Amount                                                                  $29,170,915.44
Series 1995-1 outstanding Principal Balance                                                    $50,000,000.00

Series 1996-1 Initial Funded Amount                                                            $15,000,000.00
Series 1996-1 Aggregate Incremental Funded Amounts                                             $35,000,000.00
Series 1996-1 Aggregate Optional Early Pay Out Amounts                                         $50,000,000.00
Series 1996-1 Funded Amount                                                                             $0.00
Series 1996-1 Excess Funding Account Balance Available to Investors                                     $0.00
Series 1996-1 Principal Distributed to Investors                                                        $0.00
Series 1996-1 Principal Funding Account Balance                                                         $0.00
Series 1996-1 unreimbursed Investor Charge Offs                                                         $0.00
Series 1996-1 Invested Amount                                                                           $0.00
Series 1996-1 outstanding Principal Balance                                                             $0.00

Series 1996-2 Initial Principal Amount: Class A                                               $167,500,000.00
Series 1996-2 Initial Principal Amount: Class B                                                 $7,500,000.00
Series 1996-2 Excess Funding Account Balance Available to Investors                            $11,588,144.62
Series 1996-2 Principal Distributed to Investors                                                        $0.00
Series 1996-2 Principal Funding Account Balance                                                         $0.00
Series 1996-2 unreimbursed Investor Charge Offs                                                         $0.00
Series 1996-2 Invested Amount                                                                 $163,411,855.38
Series 1996-2 outstanding Principal Balance                                                   $175,000,000.00
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POOL FACTOR FOR THE CERTIFICATES                                                            As of:
                                                                                            November 30, 1996
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Series 1994-1: Class A                                                                                   1.00000000
Series 1994-1: Class B                                                                                   1.00000000
Series 1996-2: Class A                                                                                   1.00000000
Series 1996-2: Class B                                                                                   1.00000000
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POOL BALANCE:                                                                               Period from:
                                                                                            Dec. 1, 1995 to Nov. 30, 1996
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Pool Balance, beginning of period
         Regular Pool                                                                         $354,469,830.56
         Concentration Pool                                                                    $22,783,393.15
              ==============================                                               ===============
              Total Pool                                                                      $377,253,223.71

Pool Balance, end of period
         Regular Pool                                                                         $505,076,476.89
         Concentration Pool                                                                    $32,892,804.63
              ==============================                                               ===============
              Total Pool                                                                      $537,969,281.52

Pool Balance, average (data available from 8 months)
         Regular Pool                                                                         $443,392,798.84
         Concentration Pool                                                                    $36,579,882.67
              ==============================                                               ===============
              Total Pool                                                                      $479,972,681.51
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REGULAR POOL DISTRIBUTIONS                                                                  Period from:
                                                                                            Dec. 1, 1995 to Nov. 30, 1996
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Principal Distributions to Investors: Total Period
              Series 1994-1: Class A                                                                    $0.00
              Series 1994-1: Class B                                                                    $0.00
              Series 1996-1                                                                             $0.00
              Series 1996-2: Class A                                                                    $0.00
              Series 1996-2: Class B                                                                    $0.00

Monthly Interest to Investors: Total Period
              Series 1994-1: Class A                                                           $18,226,472.04
              Series 1994-1: Class B                                                              $947,601.45
              Series 1996-1                                                                       $578,769.34
              Series 1996-2: Class A                                                            $5,672,879.39
              Series 1996-2: Class B                                                              $259,940.78

Regular Pool Transferors Interest: Total Period                                                   $891,190.05

Interest Shortfall: Total Period
              Series 1994-1: Class A                                                                    $0.00
              Series 1994-1: Class B                                                                    $0.00
              Series 1996-1                                                                             $0.00
              Series 1996-2: Class A                                                                    $0.00
              Series 1996-2: Class B                                                                    $0.00

Servicing Fee: Total Period
              Series 1994-1                                                                     $3,041,267.06
              Series 1996-1                                                                        $97,352.50
              Series 1996-2                                                                       $671,024.49

Reserve Fund Deposit Amount: Total Period
              Series 1994-1                                                                             $0.00
              Series 1996-1                                                                             $0.00
              Series 1996-2                                                                       $875,000.00
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REGULAR POOL DISTRIBUTIONS (cont.)                                                          Period from:
                                                                                            Dec. 1, 1995 to Nov. 30, 1996
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Investor Default Amount: Total Period
              Series 1994-1                                                                             $0.00
              Series 1996-1                                                                             $0.00
              Series 1996-2                                                                             $0.00

Carry Over Amount: End of Period
              Series 1994-1                                                                             $0.00
              Series 1996-1                                                                             $0.00
              Series 1996-2                                                                             $0.00

Amount Distributed excluding Excess to Transferor: Total Period                                $30,966,012.30

Unreimbursed Charge-off Amounts: End of Period                                                          $0.00

Non-use Fee (Series 1996-1): Total Period                                                          $36,152.78
Increased Cost Amounts (Series 1996-1): Total Period                                                    $0.00

Previously waived servicing fee: End of Period
              Series 1994-1                                                                             $0.00
              Series 1996-1                                                                             $0.00
              Series 1996-2                                                                             $0.00

Excess Distributed to Transferor                                                               $11,252,057.61

Total Distributed                                                                              $42,275,725.74

Total Period Interest - $ per thousand
              Series 1994-1 Class A                                                                    $57.49675722
              Series 1994-1 Class B                                                                    $59.22509056
              Series 1996-1                                                                            $17.64311556
              Series 1996-2 Class A                                                                    $33.86793667
              Series 1996-2 Class B                                                                    $34.65877000
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RESERVE FUNDS                                                                               As of:
                                                                                            December 26, 1996
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Series 1994-1
              Balance                                                                           $1,665,000.00
              Deficiency Amount                                                                         $0.00

Series 1995-1
              Balance                                                                             $375,000.00
              Deficiency Amount                                                                         $0.00

Series 1996-1
              Balance                                                                             $250,000.00
              Deficiency Amount                                                                         $0.00

Series 1996-2
              Balance                                                                             $875,000.00
              Deficiency Amount                                                                         $0.00
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CHARGE OFFS                                                                                 As of:
                                                                                            November 30, 1996
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Defaulted Receivables                                                                                   $0.00
Investor Default Amount                                                                                 $0.00
Deficiency Amount                                                                                       $0.00
Draw Amount                                                                                             $0.00
Investor Charge-Off's                                                                                   $0.00
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REGULAR POOL SERIES SUBORDINATED AMOUNTS                                                    As of:
                                                                                            November 30, 1996
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Required Subordinated Amount
              Series 1994-1                                                                    $18,386,060.57
              Series 1996-1                                                                             $0.00
              Series 1996-2                                                                     $7,101,167.83

Available Subordinated Amount
              Series 1994-1                                                                    $18,386,060.57
              Series 1996-1                                                                             $0.00
              Series 1996-2                                                                     $7,101,167.83
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EXCESS RECEIVABLES                                                                          As of:
              To be used in the following month's computations.                             November 30, 1996
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Pool Total Components of Excess Receivables:
              Used Vehicles                                                                    $92,490,466.29
              Finance Hold Receivables                                                          $2,006,316.00
              Auction Advantage Program                                                                 $0.00
              Delayed Payment Program                                                             $804,034.00
              Payment Agreements                                                                  $201,127.88

Pool Limits on Components of Excess Receivables:
              Used Vehicles                                                                   $188,289,248.53
              Finance Hold Receivables                                                                  $0.00
              Auction Advantage Program                                                        $26,898,464.08
              Delayed Payment Program                                                          $10,759,385.63
              Payment Agreements                                                                  $500,000.00

Total unallocated Excess Receivables                                                            $2,006,316.00

Allocated Excess Receivables
              Series 1994-1                                                                     $1,201,722.56
              Series 1995-1                                                                       $181,816.65
              Series 1996-1                                                                             $0.00
              Series 1996-2                                                                       $622,776.79
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DELINQUENCIES                                                                               As of:
                                                                                            November 30, 1996
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30 Day Delinquencies in excess of $1,000                                                                $0.00
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EXCESS FUNDING ACCOUNT BALANCES                                                             As of:
                                                                                            November 30,1996
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Series 1994-1
              outstanding Principal Balance                                                   $333,000,000.00
              Regular Pool Balance                                                            $505,076,476.89
              Subordination Percentage                                                                   5.50%
              Non Transferor's Percentage                                                               98.00%
              Series Allocation Percentage                                                              65.55118110%
              Excess Funding Amount                                                            $26,924,136.42

Series 1995-1
              outstanding Principal Balance                                                    $50,000,000.00
              Concentration Pool Balance                                                       $32,892,804.63
              Subordination Percentage                                                                   9.25%
              Non Transferor's Percentage                                                               98.00%
              Series Allocation Percentage                                                             100.000000%
              Excess Funding Amount                                                            $20,829,084.56

Series 1996-1
              outstanding Principal Balance                                                             $0.00
              Regular Pool Balance                                                            $505,076,476.89
              Subordination Percentage                                                                  10.00%
              Non Transferor's Percentage                                                               98.00%
              Series Allocation Percentage                                                               0.00000000%
              Excess Funding Amount                                                                     $0.00

Series 1996-2
              outstanding Principal Balance                                                   $175,000,000.00
              Regular Pool Balance                                                            $505,076,476.89
              Subordination Percentage                                                                   4.00%
              Non Transferor's Percentage                                                               98.00%
              Series Allocation Percentage                                                              34.45000000%
              Excess Funding Amount                                                            $11,588,144.62
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ASSET COMPOSITION EVENTS:                                                                   For end of Period:
                                                                                            November 30, 1996
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Total Pool: 2 month test (actual lowest mth less than test)                                              5.06%
              Test Value                                                                                50.00%
              Event                                                                                   none

Total Pool: 12 month test                                                                                0.00%
              Test Value                                                                                25.00%
              Event                                                                                   none

Series 1995-1: 2 month test                                                                             38.48%
              Test Value                                                                                50.00%
              Event                                                                                   none

Series 1995-1: 12 month test                                                                             0.00%
              Test Value                                                                                25.00%
              Event                                                                                   none
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SERIES 1995-1 SUBORDINATION:                                                                For end of Period:
                                                                                            November 30, 1996
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(1) Incremental Subordinated Amount  (ISA)
Concentration Pool Total Amounts
              Excess Receivables                                                                   181,816.65
              Class IV Receivables                                                                       0.00
              Unreviewed Receivables                                                                     0.00
              Rejected Receivables                                                                       0.00

ISA Percentage
               Excess Receivables                                                                      100%
               Class IV Receivables                                                                     25%
               Unreviewed Receivables                                                                   25%
               Rejected Receivables                                                                    100%

Incremental Subordinated Amount: Total                                                                181,816.65

(2) Required Subordinated Amount
              9.25% x Con Pool Bal x Series 1995-1 Alloc %*.98                                   2,981,732.74
              + Incremental Subordinated Amount                                                    181,816.65
                                                                                                 3,163,549.39

(3) Available Subordinated Amount
              Lesser of RSA or:
              Available Subordinated Amount (previous DD)                                        3,074,629.35
               - Required Draw Amount (previous DD)                                                     $0.00
               - Reserve Fund w/d (on previous DD)                                                                   -
               + portion of Excess Interest to Transferor (previous DD)                              40,472.98
               - Incremental Subordination Amount (previous DD)                                    (82,300.36)
               + Incremental Subordination Amount (current DD)                                        181,816.65
               - Subord % of change in EFA (since previous DD)                                      (18,984.99)
              Ending ASA:                                                                        3,163,549.39

(4) Reserve Fund Balance                                                                           375,000.00
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SERIES 1995-1 EARLY AMORTIZATION EVENTS:                                                    For Month of:
                                                                                            November , 1996
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(1) Available Subordinated Amount (ASA)                                                          3,163,549.39
               Required Subordinated Amount (RSA)                                                3,163,549.39
               Test Event: ASA less than  RSA                                                         None

(2) Servicer Default                                                                                  None

(3) Principal not Repaid by Expected Final Pmt Date                                                   None
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SERIES 1995-1 MEGADEALERSHIPS                                                               For Month of:
                                                                                            November , 1996
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Dealership Groups in excess of 30% of Receivables: Group 1                                     $21,521,708.07
Test Value                                                                                       9,867,841.39
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SERIES 1995-1 DISTRIBUTIONS                                                                 For the 12 months ended
                                                                                            November 30,1996
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Excess Transferor's Percentage x Interest Collections                                              405,288.36
Monthly Interest to Investors                                                                    2,580,707.68
Interest Shortfall                                                                                                   -
Monthly Servicing Fee (1%)                                                                           275,441.59
Reserve Fund Deposit Amount                                                                          112,500.00
Investor Default Amount                                                                                              -
Carry-Over Amount                                                                                                    -
Amount Distributed                                                                                                   -
Unreimbursed  Charge-off Amounts                                                                                     -
Previously waived Servicing Fee                                                                                      -
Excess Interest Distributed to Transferor                                                          749,430.65
              Total Distributed                                                                  4,123,368.28

Total Distributed to WOFCO                                                                       1,430,160.60

Charge-offs:
              Defaulted Receivables                                                                                  -
              Investor Default Amount                                                                                -
              Deficiency Amount                                                                                      -
              Draw Amount                                                                                            -
              Investor Charge-Offs                                                                                   -
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